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                                                                   EXHIBIT 10.11

                             WESTERN SIERRA BANCORP
                             1997 STOCK OPTION PLAN



        1. Purpose; Definitions.

               (a) Purpose. The purpose of the Plan is to attract, retain, and motivate officers, employees, and directors of Western Sierra Bancorp (the "Company") by giving them the opportunity to acquire Stock ownership in the Company.

               (b) Definitions. For purposes of the Plan, the following terms have the following meanings:

               (i) "Administrator" means the Executive Committee referred to in
Section 4 in its capacity as administrator of the Plan, or the Board in the event that it abolishes the Executive Committee and revests in the Board the administration of the Plan.

               (ii) "Board" means the Board of Directors of the Company.

               (iii) "Code" means the Internal Revenue Code of 1986, as amended from time to time.

               (iv) "Company" means Western Sierra Bancorp, a bank holding company, and its subsidiaries.

               (v) "Director" means a member of the Board.

               (vi) "Effective Date" has the meaning set forth in Section 2.

               (vii) "Eligible Person" means, in the case of the grant of an Incentive Stock Option, all [management-level] employees of the company, and in the case of a Non-qualified Stock Option, any director (including a director who is also a member of the Executive Committee), officer, or employee of the Company.

               (viii) "Fair Market Value" means the value established by the Administrator for the purpose of granting options under the Plan.

               (ix) "Grant Date" means the date of grant of any option.

               (x) "Incentive Stock Option" means an option within the meaning of Section 422 of the Code, the award of which contains such provisions as are necessary to comply with that section.

               (xi) "Non-qualified Stock Option" means an option which is designated a Non-qualified Stock Option.

               (xii) "Option" shall mean an option to purchase Common Stock under this Plan. An Option shall be designated by the


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Administrator as either an Incentive Stock Option or a Non-qualified Stock
Option.

        (xiii) "Option Agreement" means the written option agreement with respect to an Option.

        (xiv) "Optionee" means the holder of an option.

        (xv) "Plan" means this Western Sierra Bancorp 1997 Stock Option Plan, as amended from time to time.

        (xvi) "Stock" means the Common Stock, no par value, of the Company, and any successor entity.

        (xvii) "Tax Date" means the date defined in Section 7.

        (xviii)"Vesting Date" means the date on which an Option becomes wholly or partially exercisable, as determined by the Administrator in its sole discretion.

        2. Effective Date; Term of Plan. The Effective Date of this Plan shall be upon approval of this Plan by the Company's Board. This Plan, but not options already granted, shall terminate automatically ten (10) years after its adoption by the Board, unless terminated earlier by the Board under Section 13. No Options shall be granted after termination of this Plan but all Options granted prior to termination shall remain in effect in accordance with their terms.

        3. Number and Source of Shares of Stock Subject to the Plan. Subject to the provisions of Section 8, the total number of shares of Stock with respect to which Options may be granted under this Plan is 100,000 shares of Stock. The shares of Stock covered by any canceled, expired, or terminated Option or the unexercised portion thereof shall become available again for grant under this Plan. The shares of Stock to be issued hereunder upon exercise of an option may consist of authorized and unissued shares or treasury shares.

        4. Administration of the Plan. This Plan shall be administered by a committee of the Board to which administration of this Plan is delegated by the Board (the "Executive Committee"). The "Administrator" shall mean the "Executive Committee" referred to in this Section 4 in its capacity as administrator of the Plan in accordance with this Section 4. The Administrator may delegate nondiscretionary administrative duties to such employees of the Company as it deems proper.

        Subject to the express provisions of this Plan, the Administrator shall have the authority to construe and interpret this Plan and any agreements defining the rights and obligations of the Company and Optionees under this Plan, to further define the


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terms used in this Plan, to prescribe, amend, and rescind rules and regulations relating to the administration of this Plan, to determine the duration and purposes of leaves of absence which may be granted to Optionees without constituting a termination of their employment for purposes of this Plan, and to make all other determinations necessary or advisable for the administration of this Plan.

        Any decision or action of the Administrator in connection with this Plan or Options granted or shares of Stock purchased under this Plan shall be final and binding. The Administrator shall not be liable for any decision, action, or omission respecting this Plan, or any Options granted or shares of Stock sold under this Plan. The Board at any time may abolish or replace the Executive Committee and revest in the Board the administration of the Plan.

        To the extent permitted by applicable law in effect from time to time, no member of the Executive Committee or the Board of Directors shall be liable for any action or omission of any other member of the Executive Committee or the Board of Directors nor for any act or omission on the member's own part, excepting only the member's own willful misconduct or gross negligence, arising out of or related to the Plan. The Company shall pay expenses incurred by, and satisfy a judgment or fine rendered or levied against, a present or former director or member of the Executive Committee or Board in any action against such person (whether or not the Company is joined as a party defendant) to impose liability or a penalty on such person for an act alleged to have been committed by such person while a director or member of the Executive Committee or Board arising with respect to the Plan or administration thereof or out of membership on the Executive Committee or Board or by the Company, or all or any combination of the preceding; provided, the director or Executive Committee member was acting in good faith, within what such director or Executive Committee member reasonably believed to have been within the scope of his or her employment or authority and for a purpose which he or she reasonably believed to be in the best interests of the Company or its shareholders. Payments authorized hereunder include amounts paid and expenses incurred in settling any such action or threatened action. The provisions of this section shall apply to the estate, executor, administrator, heirs, legatees, or devisees of a director or Executive Committee member, and the term "person" as used in this section shall include the estate, executor, administrator, heirs, legatees, or devisees of such person.

        5. Grant of Options; Terms and Conditions of Grant.

               (a) Grant of Options. One or more Options may be granted to any Eligible Person. Subject to the express provisions of the Plan, the Administrator shall determine from the Eligible Persons those individuals to whom options under the Plan may be granted. Each Option so granted shall be designated by the


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Administrator as either a Non-qualified Stock Option or an Incentive Stock
Option.

        Subject to the express provisions of this Plan, the Administrator shall specify the Grant Date, the number of shares of Stock covered by the Option, the exercise price, vesting requirements, if any, and the terms and conditions for exercise of the Options. Further, the Options may be granted pursuant to an employee contract. If the Administrator fails to specify the Grant Date, the Grant Date shall be the date of the action taken by the Administrator to grant the Option. As soon as practicable after the Grant Date, the Company will provide the Optionee with a written Option Agreement, in the form approved by the Administrator, which sets out the Grant Date, the number of shares of Stock covered by the Option, the exercise price, and the terms and conditions for exercise of the Option.

        The Administrator may, in its absolute discretion, grant Options under this Plan to an Eligible Person at any time and from time to time before the expiration of ten (10) years from the Effective Date.

               (b) General Terms and Conditions. Except as otherwise provided herein, the Options shall be subject to the following terms and conditions and such other terms and conditions not inconsistent with this Plan as the Administrator may impose:

        (i) Exercise of Option. In order to exercise all or any portion of any Option granted under this Plan, an Optionee must remain as an officer, employee, or director of the Company, until the Vesting Date. The Option shall be exercisable on or after each Vesting Date in accordance with the terms set forth in the Option Agreement.

        (ii) Option Term. Each Option and all rights or obligations thereunder shall expire on such date as shall be determined by the Administrator, up to but not later than ten years after the grant of the Option (five years in the case of an Incentive Stock Option when the Optionee owns more than 10% of the total combined voting power of all classes of stock of the Company) , and shall be subject to earlier termination as hereinafter provided.

        (iii) Exercise Price. The Exercise Price of any Option shall be determined by the Administrator, but, in the case of Incentive Stock Options, shall not be less than 100% (110% in the case of an Optionee who owns more than 10% of the total combined voting power of all classes of stock of the Company) of the Fair Market Value of the Stock on the date the Incentive Stock Option is granted and 100% of the Fair Market Value of the Stock on the date the Non-qualified Stock Option is granted.


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        (iv) Method of Exercise. To the extent the right to purchase shares of
Stock has accrued, Options may be exercised, in whole or in part, from time to time in accordance with their terms by written notice from the Optionee to the Company stating the number of shares of Stock with respect to which the Option is being exercised and accompanied by payment in full of the exercise price. Payment may be made in cash, certified check or, at the absolute discretion of the Administrator, by non-certified check.

        (v) Restrictions on Stock; Option Agreement. At the time it grants Options under this Plan, the Company may retain, for itself or others, rights to repurchase the shares of Stock acquired under the Option or impose other restrictions on such shares. The terms and conditions of any such rights or other restrictions shall be set forth in the Option Agreement evidencing the Option. No Option shall be exercisable until after execution of the Option Agreement by the Company and the Optionee.

        (vi) Non-assignability of Option Rights. No Option shall be transferable other than by will or by the laws of descent and distribution. During the lifetime of an Optionee, only the Optionee may exercise an option.

        (vii) Exercise After Certain Events.

               (1) Termination as an employee or director. If for any reason other than permanent and total disability or death (as defined below) an Optionee ceases to be employed by or to be a director of the Company, Options held at the date of such termination (to the extent then exercisable) may be exercised, in whole or in part, at any time within three months after the date of such termination or such lesser period specified in the Option Agreement (but in no event after the earlier of (i) the expiration date of the Option as set forth in the Option Agreement, and (ii) ten years from the Grant Date).

        If an Optionee granted an Incentive Stock Option terminates employment but continues as a consultant, advisor, or in a similar capacity to the Company, the Optionee need not exercise the Option within three months of termination of employment but shall be entitled to exercise within three months of termination of services to the Company (one year in the event of permanent disability or death). However, if Optionee does not exercise within three months of termination of employment, the Option will not qualify as an Incentive Stock Option.

               (2) Permanent Disability and Death. If an Optionee becomes permanently and totally disabled (within the meaning of Section 221(e)(3) of the Code) , or dies while employed by the Company, or while acting as an officer or director of the Company (or if the Optionee dies within the period that the option remains exercisable after termination of employment or affiliation),


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Options then held (to the extent then exercisable) may be exercised by the
Optionee, the Optionee's, personal representative, or by the person to whom the Option is transferred by will or the laws of descent and distribution, in whole or in part, at any time within one year after the disability or death or any lesser period specified in the Option Agreement (but in no event after the earlier of (i) the expiration date of the Option as set forth in the Option Agreement, and (ii) ten years from the Grant Date).

        (viii) Compliance with Securities Laws. The Company shall not be obligated to issue any shares of Stock upon exercise of an Option unless such shares are at that time effectively registered or exempt from registration under the federal securities laws and the offer and sale of the shares of Stock are otherwise in compliance with all applicable securities laws. Upon exercising all or any portion of an Option, an Optionee may be required to furnish representations or undertakings deemed appropriate by the Company to enable the offer and sale of the shares of Stock or subsequent transfers of any interest in such shares to comply with applicable securities laws. Evidences of ownership of shares of Stock acquired upon exercise of Options shall bear any legend required by, or useful for purposes of compliance with, applicable securities laws, this Plan, or the Option Agreement evidencing the option.

        6. Limitations on Grant of Incentive Stock Options.

               (a) The aggregate Fair Market Value (determined as of the Grant
Date) of the Stock for which Incentive Stock Options may first become exercisable by any Optionee during any calendar year under this Plan, together with that of Stock subject to Incentive Stock Options first exercisable (other than as a result of acceleration pursuant to Section 9(a)) by such Optionee under any other plan of the Company or any Subsidiary, shall not exceed $100,000.

               (b) There shall be imposed in the Option Agreement relating to Incentive Stock Options such terms and conditions as are required in order that the Option be an "incentive stock option" as that term is defined in Section 422 of the Code.

               (c) No Incentive Stock Option may be granted to any person who, at the time the Incentive Stock Option is granted, owns shares of outstanding Stock possessing more than 10% of the total combined voting power of all classes of stock of the Company, unless the exercise price of such option is at least 110% of the Fair Market Value of the Stock (determined as of the Grant Date) subject to the Option and such Option by its terms is not exercisable after the expiration of five years from the Grant Date.

               (d) No Incentive Stock Option may be granted to any person who is not an employee of the company.


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        7. Payment of Taxes. Upon the disposition by an Optionee or other person of shares of an Option prior to satisfaction of the holding period requirements of Section 422 of the Code, or upon the exercise of a Non-qualified Stock Option, the Company shall have the right to require such Optionee or such other person to pay by cash, or check payable to the Company, the amount of any taxes which the Company may be required to withhold with respect to such transactions. Any such payment must be made promptly when the amount of such obligation becomes determinable (the "Tax Date"). The Administrator may, in lieu of such cash payment, withhold that number of Shares sufficient to satisfy such withholding.

        8. Adjustment for Changes in Capitalization. The existence of outstanding options shall not affect the Company's right to effect adjustments, recapitalizations, reorganizations, or other changes in its or any other corporation's capital structure or business, any merger or consolidation, any issuance of bonds, debentures, preferred or prior preference stock ahead of or affecting the Stock, the dissolution or liquidation of the Company's or any other corporation's assets or business or any other corporate act whether similar to the events described above or otherwise. Subject to Section 9, if the outstanding shares of the Stock are increased or decreased in number or changed into or exchanged for a different number or kind of securities of the Company or any other corporation by reason of a recapitalization, reclassification, stock split, combination of shares, stock dividend, or other event, an appropriate adjustment of the number and kind of securities with respect to which Options may be granted under this Plan, the number and kind of securities as to which outstanding Options may be exercised, and the exercise price at which outstanding Options may be exercised will be made.

        9. Dissolution, Liquidation, Merger.

               (a) Company Not The Survivor. In the event of a dissolution or liquidation of the Company, a merger, consolidation, combination, or reorganization in which the Company is not the surviving corporation, or a sale of substantially all of the assets of the Company, any outstanding Option shall become fully vested immediately upon the Company's public announcement of any one of the foregoing. The Board of Directors shall determine, in its sole and absolute discretion, when the Company shall be deemed to survive for purposes of this paragraph. If the Optionee does not exercise the entire Option within ninety (90) days, the Administrator and Optionee may agree, with respect to the unexercised portion of the Option:

               (1) to cancel the Option upon payment to the Optionee in an amount equal to the difference between the closing price of the stock underlying the Option quoted the day before such liquidation, dissolution, merger, consolidation, combination, reorganization and the exercise price of the Option; or


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               (2) to assign the Option and all rights and obligations under it to the successor entity, with all such rights and obligations being assumed by the successor entity.

               (b) Company is the Survivor. In the event of a merger, consolidation, combination, or reorganization in which the Company is the surviving corporation, the Board of Directors shall determine the appropriate adjustment of the number and kind of securities with respect to which outstanding Options may be exercised, and the exercise price at which outstanding options may be exercised. The Board of Directors shall determine, in its sole and absolute discretion, when the Company shall be deemed to survive for purposes of this Plan.

        10. Change of Control. If there is a "change of control" in the Company, all outstanding Options shall fully vest immediately upon the Company's public announcement of such a change. A "change of control" shall mean an event involving one transaction or a related series of transactions, in which (i) the Company issues securities equal to 25% or more of the Company's issued and outstanding voting securities, determined as a single class, to any individual, firm, partnership, limited liability company, or other entity, including a "group" within the meaning of SEC Exchange Act ("Rule 13d-3"); (ii) subsequent to the date of the issuance of an Option, any individual, firm, partnership, limited liability company, or entity, including a "group" within the meaning of Rule 13d-3 acquires beneficial ownership within the meaning of Rule 13d-3 equal to 25% or more of the Company's issued and outstanding voting stock; (iii) the Company issues voting securities equal to 25% or more of the issued and outstanding voting stock of the Company in connection with a merger, consolidation or other business combination; (iv) the Company is acquired in a merger or other business combination transaction in which the Company is not the surviving company; or (v) all or substantially all of the Company's assets are sold or transferred. See Section 9 with respect to Options vesting upon the occurrence of either of the events described in (iv) or (v) of this Section 10 and the result upon the non-exercise of the Options.

        11. Suspension and Termination. In the event the Board or the Administrator reasonably believes an Optionee has committed an act of misconduct specified below, the Administrator may suspend the Optionee's right to exercise any Option granted hereunder pending final determination by the Board or the Administrator. If the Administrator determines that an Optionee has committed an act of embezzlement, fraud, breach of fiduciary duty or deliberate disregard of the Company rules resulting in loss, damage or injury to the Company, or if an Optionee makes an unauthorized disclosure of any Company trade secret or confidential information, engages in any conduct constituting unfair competition, induces any Company customer to breach a contract with the Company or induces any principal for whom the Company acts as agent to terminate such


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agency relationship, neither the Optionee nor his estate shall be entitled to exercise any Option hereunder. In making such determination, the Board or the Administrator shall act fairly and in good faith and shall give the Optionee an opportunity to appear and present evidence on the Optionee's behalf. The determination of the Board or the Administrator shall be final and conclusive.

        12. No Rights as Shareholder or to Continued Employment. An Optionee shall have no rights as a shareholder with respect to any shares of Stock covered by an Option. An Optionee shall have no right to vote any shares of Stock, or to receive distributions of dividends or any assets or proceeds from the sale of Company assets upon liquidation until such Optionee has effectively exercised the Option and fully paid for such shares of Stock. Subject to Sections 8 and 9, no adjustment shall be made for dividends or other rights for which the record date is prior to the date title to the shares of Stock has been acquired by the Optionee. The grant of an Option shall in no way be construed so as to confer, on any Optionee the rights to continued employment by the Company.

        13. Termination; Amendment. The Board may amend, suspend or terminate this Plan at any time and for any reason, but no amendment, suspension or termination shall be made which would impair the right of any person under any outstanding Options without such person's consent not unreasonably withheld. Further, any amendment which materially increases the benefits accruing to participants under this Plan, shall be subject to the approval of the Company's shareholders.

        14. Governing Law. This Plan and the rights of all persons under this Plan shall be construed in accordance with and under applicable provisions of the laws of the State of California.

        Adopted by the Board on         5-20-1997.
                                ----------------------


                                [SIG]
                                -------------------------------
                                Secretary


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
                                                        DATE OF GRANT:__________

                             WESTERN SIERRA BANCORP
                       NONQUALIFIED STOCK OPTION AGREEMENT


THIS OPTION AGREEMENT MAY BE EXERCISED ONLY IN ACCORDANCE WITH THE TERMS AND CONDITIONS OF THE WESTERN SIERRA BANCORP 1997 STOCK OPTION PLAN (THE "PLAN"), INCORPORATED HEREIN. A COPY OF THE PLAN CAN BE OBTAINED FROM THE COMPANY UPON REQUEST OF THE HOLDER HEREUNDER. THE GRANT OF THIS OPTION SHALL NOT IMPOSE AN OBLIGATION UPON THE OPTIONEE TO EXERCISE THIS OPTION.

        THIS AGREEMENT is made by and between Western Sierra Bancorp, a California corporation (the "Company") and _____________ ("Optionee"), as of
_________________.

        In consideration of the mutual covenants contained herein and for other good and valuable consideration, the receipt of which is hereby acknowledged, the parties hereto agree as follows:

1. GRANT OF OPTION. The Company hereby grants to Optionee, in the manner and subject to the conditions hereinafter provided, the right, privilege and option to purchase (the "Option") an aggregate of _____________(____) shares of the Company's Common Stock, (the "Shares"). This Option is specifically conditioned on compliance with the terms and conditions set forth herein and in the Plan.

2. TERM OF OPTION. Subject to the terms, conditions, and restrictions set forth herein, the term of this Option shall be _____________(____) years from the date of grant (the "Expiration Date"). Any portion of this Option not exercised prior to the Expiration Date shall thereupon become null and void.

3.      EXERCISE OF OPTION.

        3.1. VESTING OF OPTION. This Option shall become exercisable as follows:

            NUMBER OF SHARES                      VESTING DATE

          -------------------                 ---------------------

          -------------------                 ---------------------

          -------------------                 ---------------------

Each of the foregoing dates shall be referred to as a "Vesting Date" for that portion of this Option


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
vested on such date ("Vested Portion"). In the event of a "Change in Control" as defined in the Plan, all outstanding Options shall fully vest immediately upon the Company's public announcement of such change.

        All or any portion of the shares underlying a Vested Portion of this Option may be purchased during the term of this Option, but not as to less than 100 shares (unless the remaining shares then constituting the Vested Portion of this Option is less than 100 shares) at any time.

        3.2. MANNER OF EXERCISE. The Vested Portion of this Option may be exercised from time to time, in whole or in part, by presentation of a Request to Exercise Form, substantially in the form attached hereto, to the Company at its principal office, which Form must be duly executed by Optionee and accompanied by payment, in cash, to the Company, in the aggregate amount of the Exercise Price (as defined below), multiplied by the number of Shares the Optionee is purchasing at such time, subject to reduction for withholding for tax obligations as provided in Section 13.

        Upon receipt and acceptance by the Company of such Form accompanied by the payment specified, the Optionee shall be deemed to be the record owner of the Shares purchased, notwithstanding that the stock transfer books of the Company may then be closed or that certificates representing the Shares purchased under this Option may not then be actually delivered to the Optionee.

        3.3. EXERCISE PRICE. The exercise price (the "Exercise Price") payable upon exercise of this Option shall be $_______ per Share.

4.      EXERCISE AFTER CERTAIN EVENTS.

        4.1. TERMINATION OF EMPLOYMENT OR DIRECTORSHIP. If for any reason other than permanent and total disability (as defined below) or death an Optionee ceases to be employed by or to be a director of the Company Options held at the date of such termination (to the extent then exercisable) may be exercised, in whole or in part, at any time within three (3) months after the date of such termination or such lesser period specified in the Option Agreement (but in no event after the expiration date of the Option).

        4.2. PERMANENT DISABILITY AND DEATH. If an Optionee becomes permanently and totally disabled (within the meaning of Section 22(e)(3) of the Internal Revenue Code of 1986, as amended), or dies while employed by the Company, or while acting as an officer or director of the Company (or, if the Optionee dies within the period that the Option remains exercisable after termination of employment or affiliation), Options then held (to the extent then exercisable) may be exercised by the Optionee, the Optionee's personal representative, or by the person to whom the Option is transferred by will or the laws of descent and distribution, in whole or in part, at any time within one (1) year after the disability or death (but in no event after the expiration date of the Option).


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
5. RESTRICTIONS ON TRANSFER OF OPTION. This Option is not transferable by Optionee other than by will or the laws of descent and distribution and is exercisable only by the Optionee during his lifetime except as provided in
Section 4.2. above. In accordance with the Plan, the Option and the Shares underlying the Option shall not be available for the debts or obligations of the Optionee, nor shall it be subject to disposition by transfer, alienation, pledge, or other means of disposition, whether voluntary or involuntary or by operation of law through judgment, levy, attachment, garnishment, or other legal proceeding (including bankruptcy).

6. ADJUSTMENT FOR CHANGES IN CAPITALIZATION. The existence of this Option shall not affect the Company's right to effect adjustments, recapitalizations, reorganizations, or other changes in its or any other corporation's capital structure or business, any merger or consolidation, any issuance of bonds, debentures, preferred or prior preference stock ahead of or affecting the Shares, the dissolution or liquidation of the Company's or any other corporation's assets or business or any other corporate act whether similar to the events described above or otherwise. If the outstanding shares of the Company's Common Stock are increased or decreased in number or changed into or exchanged for a different number or kind of securities of the Company or any other corporation by reason of a recapitalization, reclassification, stock split, reverse stock split, combination of shares, stock dividend or other similar event, an appropriate adjustment of the number and kind of securities with respect to which this Option may be exercised and the exercise price at which this Option may be exercised will be made.

7.      DISSOLUTION, LIQUIDATION, MERGER.

        7.1. COMPANY NOT THE SURVIVOR. In the event of a dissolution or liquidation of the Company, a merger, consolidation, combination, or reorganization in which the Company is not the surviving corporation, or a sale of substantially all of the assets of the Company (as determined in the sole discretion of the Administrator), and if the Optionee does not exercise the entire Option within 90 days of such event, the Administrator and Optionee may agree to (i) cancel each outstanding Option upon payment in cash to the Optionee of the amount by which any cash and the fair market value of any other property which the Optionee would have received as consideration for the shares of Stock covered by the Option if the Option had been exercised before such liquidation, dissolution, merger, consolidation, or sale exceeds the exercise price of the Option or (ii) assign the Option and all rights and obligations under it to the successor entity, with all such rights and obligations being assumed by the successor entity.

        7.2. COMPANY IS THE SURVIVOR. In the event of a merger, consolidation, combination, or reorganization in which the Company is the surviving corporation, the Administrator shall determine the appropriate adjustment of the number and kind of securities with respect to which outstanding Options may be exercised, and the exercise price at which outstanding Options may be exercised. The Administrator shall determine, in its sole and absolute discretion, when the Company shall be deemed to survive for purposes of this Plan.

8. RESERVATION OF SHARES. The Company agrees that prior to the earlier of the expiration of this

Option or the exercise and purchase of the total number of Shares represented by this Option, there shall be reserved for issuance and delivery upon exercise of this Option such number of the Company's authorized and unissued Shares as shall be necessary to satisfy the terms and conditions of this Agreement.

9. NO RIGHTS AS SHAREHOLDER. The Optionee shall have no rights as a shareholder with respect to any Shares covered by this Option unless the Optionee shall have exercised this Option, and then only with respect to the Shares underlying the portion of the Option exercised. The Optionee shall have no right to vote any Shares, or to receive distributions of dividends or any assets or proceeds from the sale of Company assets upon liquidation until Optionee has effectively exercised this Option and fully paid for such Shares. Subject to Section 6, no adjustment shall be made for dividends or other rights for which the record date is prior to the date title to the Shares has been acquired by the Optionee.

10. NO RIGHTS TO EMPLOYMENT OR CONTINUED EMPLOYMENT. The grant of this Option shall in no way be construed so as to confer on Optionee the rights to employment or continued employment by the Company. Nothing in the Plan or hereunder shall confer upon any Optionee any right to employment or to continue in the employ of the Company, or to interfere with or restrict in any way the rights of the Company, which are hereby expressly reserved, to terminate or discharge any Optionee at any time for any reason whatsoever, with or without cause.

11. SUSPENSION AND TERMINATION. In the event the Board or the Administrator reasonably believes that the Optionee has committed an act of misconduct specified below, the Administrator may suspend the Optionee's right to exercise any Option pending final determination by the Board or the Administrator, which final determination shall be made within five (5) business days of such suspension. If the Administrator determines that an Optionee has committed an act of embezzlement, fraud, breach of fiduciary duty, or deliberate disregard of the Company rules resulting in loss, damage, or injury to the Company, or if an Optionee makes an unauthorized disclosure of any Company trade secret or confidential information, engages in any conduct constituting unfair competition, induces any Company customer to breach a contract with the Company, or induces any principal for whom the Company acts as agent to terminate such agency relationship, neither the Optionee nor his estate shall be entitled to exercise any Option hereunder. In making such determination, the Board or the Administrator shall act fairly and in good faith and shall give the Optionee an opportunity to appear and present evidence on the Optionee's behalf.

12. PARTICIPATION IN OTHER OPTION PLANS. The grant of this Option shall not prevent Optionee from participating or being granted other options in the same or other plans provided that the Optionee meets the eligibility requirements, and such participation or grant does not prevent the other plan from meeting the requirements of the Internal Revenue Code of 1986, as amended.

13. PAYMENT OF TAXES. Unless the Administrator of the Plan permits otherwise, the Optionee shall pay the Company in cash all local, state and federal withholding taxes applicable, in the Administrator's absolute discretion, to the grant or exercise of this Option, or the transfer or other disposition of Shares acquired upon exercise of this Option. Any such payment must be made promptly when the amount of such obligation becomes determinable. The Administrator may, in lieu of such cash payment, withhold that number of Shares sufficient to satisfy such withholding.

14. ISSUE AND TRANSFER TAX. The Company will pay all issuance taxes, if any, attributable to the initial issuance of Shares upon the exercise of the Option; provided, however, that the Company shall not be required to pay any tax or taxes which may be payable in respect of any transfer involved in the issue or delivery of any certificates for Shares in a name other than that of the Optionee.

15. ARBITRATION. Any controversy, dispute, or claim arising out of or relating to this Option which cannot be amicably settled including, but not limited to, the suspension or termination of Optionee's right in accordance with
Section 11 above, shall be settled by arbitration. Said arbitration shall be conducted in accordance with the Commercial Arbitration Rules of the American Arbitration Association at a time and place within the above-referenced location as selected by the arbitrator(s).

        15.1. INITIATION OF ARBITRATION. After seven (7) days prior written notice to the other, either party hereto may formally initiate arbitration under this Agreement by filing a written request therefor, and paying the appropriate filing fees, if any.

        15.2. HEARING AND DETERMINATION DATES. The hearing before the arbitrator shall occur within thirty (30) days from the date the matter is submitted to arbitration. Further, a determination by the arbitrator shall be made within forty-five (45) days from the date the matter is submitted to arbitration. Thereafter, the arbitrator shall have fifteen (15) days to provide the parties with his or her decision in writing. However, any failure to meet the deadlines in this section will not affect the validity of any decision or award.

        15.3. BINDING NATURE OF DECISION. The decision of the arbitrator shall be binding on the parties. Judgment thereon shall be entered in a court of competent jurisdiction.

        15.4. INJUNCTIVE ACTIONS. Nothing herein contained shall bar the right of either party to seek to obtain injunctive relief or other provisional remedies against threatened or actual conduct that will cause loss or damages under the usual equity rules including the applicable rules for obtaining preliminary injunctions and other provisional remedies.

        15.5. COSTS. The cost of arbitration, including the fees of the arbitrator, shall initially be borne equally by the parties; provided, the prevailing party shall be entitled to recover such costs, in addition to attorneys' fees and other costs, in accordance with Section 18 of this Agreement.

16. NOTICES. All notices to be given by either party to the other shall be in writing and may be transmitted by personal delivery, facsimile transmission, overnight courier or mail, registered or certified, postage paid with return receipt requested; provided, however, that notices of change of address or telex or facsimile number shall be effective only upon actual receipt by the other party. Notices shall be delivered at the following addresses, unless changed as provided for herein.

        To the Optionee:


                     -------------------------------

                     -------------------------------

                     -------------------------------


        To the Company:

                     Western Sierra Bancorp
                     4011 Plaza Goldorado Circle
                     P.O. Box 1460
                     Cameron Park, California 95682
                     Facsimile:   (916) 677-5075

17. APPLICABLE LAW. This Option and the relationship of the parties in connection with its subject matter shall be governed by, and construed under, the laws of the state of California.

18. ATTORNEYS FEES. In the event of any litigation, arbitration, or other proceeding arising out of this Option, the prevailing party shall be entitled to an award of costs, including an award of reasonable attorneys' fees. Any judgement, order, or award entered in any such proceeding shall designate a specific sum as such an award of attorney's fees and costs incurred. This attorneys' fee provision is intended to be severable from the other provisions of this Agreement, shall survive any judgment or order entered in any proceeding, and shall not be deemed merged into any such judgment or order, so that such further fees and costs as may be incurred in the enforcement of an award or judgment or in defending it on appeal shall likewise be recoverable by further order of a court or panel or in a separate action as may be appropriate.

19. BINDING EFFECT. This Agreement shall inure to the benefit of, and be binding upon, the parties hereto and their respective heirs, executors, and successors.

20. TAX EFFECT. The federal tax consequences of stock options are complex and subject to change. Each person should consult with his or her tax advisor before exercising any Option or disposing of any Shares acquired upon the exercise of an Option.

21. COUNTERPARTS. This Option may be executed in one or more counterparts. each of which when taken together shall constitute one and the same instrument.

        IN WITNESS WHEREOF, this Option Agreement has been executed as of the ________ day of _________________, ______, at Cameron Park, California.

THE COMPANY:                      WESTERN SIERRA BANCORP

                                  By:
                                    -----------------------------

OPTIONEE:                         -------------------------------

                                  -------------------------------

                            REQUEST TO EXERCISE FORM


                                                               Dated:___________


        The undersigned hereby irrevocably elects to exercise all or part, as specified below, of the Vested Portion of the option ("Option") granted to him pursuant to a certain stock option agreement ("Agreement") effective __________, between the undersigned and Western Sierra Bancorp (the "Company" to purchase an aggregate of _____________ (_______) shares of the Company's Common Stock, par value $________ (the "Shares").

        The undersigned hereby tenders cash in the amount of $_____ per Share multiplied by _____________ (_______) the number of Shares he is purchasing at this time, for a total of $_______, which constitutes full payment of the total Exercise Price thereof.


                        INSTRUCTIONS FOR REGISTRATION OF SHARES
                        IN THE COMPANY'S TRANSFER BOOKS


                        Name:____________________________________________
                        (Please typewrite or print in block letters)

                        Address:   ________________________________________

                                   ____________________________________________

                        Signature: ____________________________________________

Accepted by Western Sierra Bancorp:

By: ____________________________________________

    ____________________________________________
    Name
    ____________________________________________
    Title

                                                          DATE OF GRANT:________


                             WESTERN SIERRA BANCORP
                        INCENTIVE STOCK OPTION AGREEMENT


THIS OPTION AGREEMENT MAY BE EXERCISED ONLY IN ACCORDANCE WITH THE TERMS AND CONDITIONS OF THE WESTERN SIERRA BANCORP 1997 STOCK OPTION PLAN (THE "PLAN"), INCORPORATED HEREIN. A COPY OF THE PLAN CAN BE OBTAINED FROM THE COMPANY UPON REQUEST OF THE HOLDER HEREUNDER. THE GRANT OF THIS OPTION SHALL NOT IMPOSE AN OBLIGATION UPON THE OPTIONEE TO EXERCISE THIS OPTION.

        THIS AGREEMENT is made by and between Western Sierra Bancorp (the "Company") and _________________ ("Optionee"), as of _______________,____.

        In consideration of the mutual covenants contained herein and for other good and valuable consideration, the receipt of which is hereby acknowledged, the parties hereto agree as follows:

1. GRANT OF OPTION. The Company hereby grants to Optionee, in the manner and subject to the conditions hereinafter provided, the right, privilege and option to purchase (the "Option") an aggregate of __________ (_____) shares of the Company's Common Stock, (the "Shares"). This Option is specifically conditioned on compliance with the terms and conditions set forth herein and in the Plan.

2. TERM OF OPTION. Subject to the terms, conditions, and restrictions set forth herein, the term of this Option shall be __________ (_____) years from the date of grant (the "Expiration Date"). Any portion of this Option not exercised prior to the Expiration Date shall thereupon become null and void.

3.      EXERCISE OF OPTION.

        3.1. VESTING OF OPTION. This Option shall become exercisable as follows:

             NUMBER OF SHARES                       VESTING DATE

          ---------------------                ---------------------

          ---------------------                ---------------------

          ---------------------                ---------------------

          ---------------------                ---------------------

Each of the foregoing dates shall be referred to as a "Vesting Date" for that portion of this Option vested on such date ("Vested Portion"). In the event of a "Change in Control" as defined the Plan, all outstanding Options shall fully vest immediately upon the Company's public announcement of such change.

        All or any portion of the shares underlying a Vested Portion of this Option may be purchased during the term of this option, but not as to less than 100 shares (unless the remaining shares then constituting the Vested Portion of this Option is less than 100 shares) at any time.

        3.2. MANNER OF EXERCISE. The Vested Portion of this Option may be exercised from time to time, in whole or in part. by presentation of a Request to Exercise Form, substantially in the form attached hereto, to the Company at its principal office, which Form must be duly executed by Optionee and accompanied by payment, in cash, to the Company, in the aggregate amount of the Exercise Price (as defined below), multiplied by the number of Shares the Optionee is purchasing at such time, subject to reduction for withholding for tax obligations as provided in Section 13.

        Upon receipt and acceptance by the Company of such Form accompanied by the payment specified, the Optionee shall be deemed to be the record owner of the Shares purchased, notwithstanding that the stock transfer books of the Company may then be closed or that certificates representing the Shares purchased under this Option may not then be actually delivered to the Optionee.

        3.3. EXERCISE PRICE. The exercise price (the "Exercise Price") payable upon exercise of this Option shall be $_______________ per Share.

4.      EXERCISE AFTER CERTAIN EVENTS.

        4.1. TERMINATION OF EMPLOYMENT OR DIRECTORSHIP. If for any reason other than permanent and total disability (as defined below) or death an Optionee ceases to be employed by or to be a director of the Company Options held at the date of such termination (to the extent then exercisable) may be exercised, in whole or in part, at any time within three (3) months after the date of such termination or such lesser period specified in the Option Agreement (but in no event after the expiration date of the Option).

        4.2. PERMANENT DISABILITY AND DEATH. If an Optionee becomes permanently and totally disabled (within the meaning of Section 22(e)(3) of the Internal Revenue Code of 1986, as amended), or dies while employed by the Company, or while acting as an officer or director of the Company (or, if the Optionee dies within the period that the Option remains exercisable after termination of employment or affiliation), Options then held (to the extent then exercisable) may be exercised by the Optionee, the Optionee's personal representative, or by the person to whom the Option is transferred by will or the laws of descent and distribution, in whole or in part, at any time within one (1) year after the disability or death (but in no event after the expiration date of the

Option).

5. RESTRICTIONS ON TRANSFER OF OPTION. This Option is not transferable by Optionee other than by will or the laws of descent and distribution and is exercisable only by the Optionee during his lifetime except as provided in
Section 4.2. above. In accordance with the Plan, the Option and the Shares underlying the Option shall not be available for the debts or obligations of the Optionee, nor shall it be subject to disposition by transfer, alienation, pledge, or other means of disposition, whether voluntary or involuntary or by operation of law through judgment, levy, attachment, garnishment, or other legal proceeding (including bankruptcy).

6. ADJUSTMENT FOR CHANGES IN CAPITALIZATION. The existence of this Option shall not affect the Company's right to effect adjustments, recapitalizations, reorganizations, or other changes in its or any other corporation's capital structure or business, any merger or consolidation, any issuance of bonds, debentures, preferred or prior preference stock ahead of or affecting the Shares, the dissolution or liquidation of the Company's or any other corporation's assets or business or any other corporate act whether similar to the events described above or otherwise. If the outstanding shares of the Company's Common Stock are increased or decreased in number or changed into or exchanged for a different number or kind of securities of the Company or any other corporation by reason of a recapitalization, reclassification, stock split, reverse stock split, combination of shares, stock dividend, or other similar event, an appropriate adjustment of the number and kind of securities with respect to which this Option may be exercised and the exercise price at which this Option may be exercised will be made.

7.      DISSOLUTION, LIQUIDATION, MERGER.

        7.1. COMPANY NOT THE SURVIVOR. In the event of a dissolution or liquidation of the Company, a merger, consolidation, combination, or reorganization in which the Company is not the surviving corporation, or a sale of substantially all of the assets of the Company (as determined in the sole discretion of the Administrator), and if the Optionee does not exercise the entire Option within 90 days of such event, the Administrator and Optionee may agree to (i) cancel each outstanding Option upon payment in cash to the Optionee of the amount by which any cash and the fair market value of any other property which the Optionee would have received as consideration for the shares of Stock covered by the Option if the Option had been exercised before such liquidation, dissolution, merger, consolidation, or sale exceeds the exercise price of the Option, or (ii) assign the Option and all rights and Obligations under it to the successor entity, with all such rights and obligations being assumed by the successor entity.

        7.2. COMPANY IS THE SURVIVOR. In the event of a merger, consolidation, combination, or reorganization in which the Company is the surviving corporation, the Administrator shall determine the appropriate adjustment of the number and kind of securities with respect to which outstanding Options may be exercised, and the exercise price at which outstanding Options may be exercised. The Administrator shall determine, in its sole and absolute discretion, when the Company shall be deemed to survive for purposes of this Plan.

8. RESERVATION OF SHARES. The Company agrees that prior to the earlier of the expiration of this Option or the exercise and purchase of the total number of Shares represented by this Option, there shall be reserved for issuance and delivery upon exercise of this Option such number of the Company's authorized and unissued Shares as shall be necessary to satisfy the terms and conditions of this Agreement.

9. NO RIGHTS AS SHAREHOLDER. The Optionee shall have no rights as a shareholder with respect to any Shares covered by this Option unless the Optionee shall have exercised this Option, and then only with respect to the Shares underlying the portion of the Option exercised. The Optionee shall have no right to vote any Shares, or to receive distributions of dividends or any assets or proceeds from the sale of Company assets upon liquidation until Optionee has effectively exercised this Option and fully paid for such Shares. Subject to Section 6, no adjustment shall be made for dividends or other rights for which the record date is prior to the date title to the Shares has been acquired by the Optionee.

10. NO RIGHTS TO EMPLOYMENT OR CONTINUED EMPLOYMENT. The grant of this Option shall in no way be construed so as to confer on Optionee the rights to employment or continued employment by the Company. Nothing in the Plan or hereunder shall confer upon any Optionee any right to employment or to continue in the employ of the Company, or to interfere with or restrict in any way the rights of the Company, which are hereby expressly reserved, to terminate or discharge any Optionee at any time for any reason whatsoever, with or without cause.

11. SUSPENSION AND TERMINATION. In the event the Board or the Administrator reasonably believes that the Optionee has committed an act of misconduct specified below, the Administrator may suspend the Optionee's right to exercise any Option pending final determination by the Board or the Administrator, which final determination shall be made within five (5) business days of such suspension. If the Administrator determines that an Optionee has committed an act of embezzlement, fraud, breach of fiduciary duty, or deliberate disregard of the Company rules resulting in loss, damage, or injury to the Company, or if an Optionee makes an unauthorized disclosure of any Company trade secret or confidential information, engages in any conduct constituting unfair competition, induces any Company customer to breach a contract with the Company, or induces any principal for whom the Company acts as agent to terminate such agency relationship, neither the Optionee nor his estate shall be entitled to exercise any Option hereunder. In making such determination, the Board or the Administrator shall act fairly and in good faith and shall give the Optionee an opportunity to appear and present evidence on the Optionee's behalf.

12. PARTICIPATION IN OTHER OPTION PLANS. The grant of this Option shall not prevent Optionee from participating or being granted other options in the same or other plans provided that the Optionee meets the eligibility requirements, and such participation or grant does not prevent the other plan from meeting the requirements of the Internal Revenue Code of 1986, as amended.

13. PAYMENT OF TAXES. Unless the Administrator of the Plan permits otherwise. the Optionee shall pay the Company in cash all local, state, and federal withholding taxes applicable, in the

Administrator's absolute discretion, to the grant or exercise of this Option, or the transfer or other disposition of Shares acquired upon exercise of this Option. Any such payment must be made promptly when the amount of such obligation becomes determinable. The Administrator may, in lieu of such cash payment, withhold that number of Shares sufficient to satisfy such withholding.

14. ISSUE AND TRANSFER TAX. The Company will pay all issuance taxes, if any, attributable to the initial issuance of Shares upon the exercise of the Option; provided, however, that the Company shall not be required to pay any tax or taxes which may be payable in respect of any transfer involved in the issue or delivery of any certificates for Shares in a name other than that of the Optionee.

15. ARBITRATION. Any controversy, dispute, or claim arising out of or relating to this Option which cannot be amicably settled including, but not limited to, the suspension or termination of Optionee's right in accordance with
Section II above, shall be settled by arbitration. Said arbitration shall be conducted in accordance with the Commercial Arbitration Rules of the American Arbitration Association at a time and place within the above-referenced location as selected by the arbitrator(s).

        15.1. INITIATION OF ARBITRATION. After seven (7) days prior written notice to the other, either party hereto may formally initiate arbitration under this Agreement by filing a written request therefor, and paying the appropriate filing fees, if any.

        15.2. HEARING AND DETERMINATION DATES. The hearing before the arbitrator shall occur within thirty (30) days from the date the matter is submitted to arbitration. Further, a determination by the arbitrator shall be made within forty-five (45) days from the date the matter is submitted to arbitration. Thereafter, the arbitrator shall have fifteen (15) days to provide the parties with his or her decision in writing. However, any failure to meet the deadlines in this section will not affect the validity of any decision or award.

        15.3. BINDING NATURE OF DECISION. The decision of the arbitrator shall be binding on the parties. Judgment thereon shall be entered in a court of competent jurisdiction.

        15.4. INJUNCTIVE ACTIONS. Nothing herein contained shall bar the right of either party to seek to obtain injunctive relief or other provisional remedies against threatened or actual conduct that will cause loss or damages under the usual equity rules including the applicable rules for obtaining preliminary injunctions and other provisional remedies.

        15.5. COSTS. The cost of arbitration, including the fees of the arbitrator, shall initially be borne equally by the parties; provided, the prevailing party shall be entitled to recover such costs, in addition to attorneys' fees and other costs, in accordance with Section 18 of this Agreement.

16. NOTICES. All notices to be given by either party to the other shall be in writing and may be transmitted by personal delivery, facsimile transmission, overnight courier or mail, registered or certified, postage prepaid with return receipt requested; provided, however, that notices of change of address or telex or facsimile number shall be effective only upon actual receipt by the other party. Notices shall be delivered at the following addresses, unless changed as provided for herein.

        To the Optionee:


               ---------------------

               ---------------------

               ---------------------



        To the Company:

               Western Sierra Bancorp
               4011 Plaza Goldorado Circle
               P.O. Box 1460
               Cameron Park, CA 95682
               Facsimile:   (916) 677-5075

17. APPLICABLE LAW. This Option and the relationship of the parties in connection with its subject matter shall be governed by, and construed under, the laws of the state of California.

18. ATTORNEYS FEES. In the event of any litigation, arbitration, or other proceeding arising out of this Option, the prevailing party shall be entitled to an award of costs, including an award of reasonable attorneys' fees. Any judgment, order, or award entered in any such proceeding shall designate a specific sum as such an award of attorney's fees and costs incurred. This attorneys' fee provision is intended to be severable from the other provisions of this Agreement, shall survive any judgment or order entered in any proceeding, and shall not be deemed merged into any such judgment or order, so that such further fees and costs as may be incurred in the enforcement of an award or judgment or in defending it on appeal shall likewise be recoverable by further order of a court or panel or in a separate action as may be appropriate.

19. BINDING EFFECT. This Agreement shall inure to the benefit of, and be binding upon, the parties hereto and their respective heirs, executors, and successors.

20. TAX EFFECT. For the Options to receive possible treatment as incentive stock options under the Internal Revenue Code, Internal Revenue Service Rules, and Treasury Regulations governing incentive stock options, the Optionee must meet certain holding period requirements as follows: the Optionee must (a) not dispose of any Common Stock acquired upon exercise of this Option within two years from the date of the grant hereby, and (b) not dispose of any Common Stock acquired upon exercise of the Option within one year from the date of exercise. The tax consequences to Optionee from the exercise of this Option and/or sale of the underlying Common Stock is dependent on Optionee's circumstances, and the applicable Internal Revenue Service Rules and Treasury Regulations then in effect. The Company makes no representation with respect to tax consequences. Each person should consult with his or her tax advisor before exercising any Option or disposing of any Common Stock acquired upon the exercise of an Option.

21. COUNTERPARTS. This Option may be executed in one or more counterparts, each of which when taken together shall constitute one and the same instrument.

        IN WITNESS WHEREOF, this Option Agreement has been executed as of the _________________ day of _________________, ______, at Cameron Park,
California.


THE COMPANY:                            WESTERN SIERRA BANCORP


                                        By:__________________________



OPTIONEE:                               _____________________________

                                        _____________________________

                            REQUEST TO EXERCISE FORM


                                    Dated:___________________

        The undersigned hereby irrevocably elects to exercise all or part, as specified below, of the Vested Portion of the option ("Option") granted to him pursuant to a certain stock option agreement ("Agreement") effective _______________________, between the undersigned and Western Sierra Bancorp (the "Company") to purchase an aggregate of ________________ (______) shares of the Company's Common Stock, par value $____ (the "Shares").

        The undersigned hereby tenders cash in the amount of $____ per Share multiplied by ________________ (______) the number of Shares he is purchasing at this time, for a total of $___, which constitutes full payment of the total Exercise Price thereof.


                         INSTRUCTIONS FOR REGISTRATION OF SHARES
                         IN THE COMPANY'S TRANSFER BOOKS


                         Name:______________________________________________
                         (Please typewrite or print in block letters)

                         Address:       ____________________________________

                                        ____________________________________

                         Signature:     ____________________________________

Accepted by Western Sierra Bancorp:


By:  ____________________________________

     ____________________________________
     Name


     ____________________________________
     Title